SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 4, 2006

                        DENTAL PATIENT CARE AMERICA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Utah                      333-37842                 87-0639343
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission file number)        (IRS employer
      of incorporation)                                      identification no.)

         2150 South 1300 East, Suite 500, SLC, UT        84106
         ----------------------------------------      ----------
         (Address of principal executive offices)      (Zip code)

                                 (801) 990-3314
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c)

Item 1.01 Entry into a Material Definitive Agreement

         On December 4, 2006, pursuant to the non-binding term sheet executed with Stillwater National Bank and Trust Company on November 30, 2005 (the "SNB"), the Company entered into an agreement (the "Agreement") with SNB. The Agreement provides that the Company will refer to SNB loans in connection with the Company's Affiliate Member Practice Purchase Agreements (the "Purchase Agreement"). The loans will be made directly to the dental practice or dental practitioner (the "Provider") who is a party to the Purchase Agreement, under the terms set forth in the November 30, 2005 term sheet. The Company and SNB have agreed on a standard form of loan package, which is subject to negotiation between the Provider and SNB. The loans will be secured and guaranteed by the Provider. SNB has the right, in its sole discretion, to accept or reject any loan package. The Agreement also provides that the Company and its subsidiaries are required to give SNB the exclusive right of first refusal to provide various types of third party financing during the five year period following the Execution of the Agreement.

Item 9.01 Financial Statements and Exhibits

         d.   Exhibits

         Number                           Description

         10.1 Exclusive Referral Agreement, effective December 4, 2006, by and between the Company and certain of its affiliates and Stillwater National Bank and Trust Company

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DENTAL PATIENT CARE AMERICA, INC.
                                              (Registrant)




Date: December 5, 2006                       By   /s/  Michael Silva
                                               ---------------------------------
                                               Michael Silva
                                               Chief Executive Officer

                                       2